EXHIBIT 32
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                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flamemaster Corporation, (the "Company") on Form 10-QSB for the fiscal quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Company's Form 10-QSB Quarterly Report for the period ended March 31, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 23, 2005                    /s/ JOSEPH MAZIN
                                       -------------------------------------
                                       Chairman of the Board and Chief Executive
                                       Officer and Chief Financial Officer